                                                                 EXHIBIT 10.19.1

STATE OF NEW HAMPSHIRE     :
                           :                          ACT OF SALE
COUNTY OF MERRIMACK        :


         BE IT KNOWN, that on the dates and at the places hereafter set forth, before the undersigned Notaries Public, duly commissioned and qualified, and in the presence of the undersigned competent witnesses, personally came and appeared:
         STRATEGIC TIMBER PARTNERS, LP, a Delaware limited partnership, whose principal office is located at 5 North Pleasant Street, New London, New Hampshire 03257, whose taxpayer identification number is 02-0499203, represented herein by Joseph E. Rendini, Vice President of Strategic Timber Operating Co., its sole general partner duly authorized by a resolution of its Board of Directors, a certified copy of which is attached hereto as Exhibit A and incorporated herein by reference (hereafter referred to as "Seller"), who declared that for the consideration, and on the terms and conditions, hereafter set forth, it does hereby sell, convey, assign and deliver unto:

         C. EDWARD BROOM, a person of the full age of majority residing in the County of Merrimack, State of New Hampshire, whose mailing address is 339 Route 103A, New London, New Hampshire 03257, and whose Social Security Number is ###-##-#### (hereafter referred to as "Purchaser"), who declared that he has been married but once and then to Joan M. Broom, from whom he has never been divorced or judicially separated and with whom he is presently living and residing, and that he is acquiring the Property herein described for his separate estate with separate and paraphernal funds under his administration, that the Property shall be his separate and paraphernal property, and that he has no intention of changing his residence or domicile to the State of Louisiana, here present, accepting and purchasing for himself, his heirs, legal representatives, successors, successors-in-title and assigns and acknowledging due delivery and possession thereof, the immovable property in Allen, Beauregard, Calcasieu and Jefferson Davis Parishes, Louisiana, described on Exhibit B attached hereto and incorporated herein by reference (the "Land"), together with any and all buildings and improvements thereon, and all rights, ways, servitudes, appurtenances, and hereditaments pertaining thereto, and all sand and gravel, if any, but excepting all oil, gas and mineral rights (the Land, said buildings, improvements, rights, ways, servitudes, appurtenances, hereditaments, sand and gravel being hereafter referred to collectively as the "Property").

         TO HAVE AND TO HOLD the Property unto Purchaser, his heirs, successors and assigns forever, without warranty of title whatsoever, either expressed or implied, other than as against Seller's own acts, and the acts of those claiming by, through or under Seller but not otherwise, but with full subrogation to all rights and actions of warranty Seller has or may have against all former owners and vendors.

         Seller, for the benefit of Seller's Other Lands (as hereinafter defined) hereby excepts and reserves from this conveyance: (a) title to and all rights and interests with respect to all timber and trees now standing or growing on the Land (the "Existing Timber"), and all Timber Agreements (as hereinafter defined) relating thereto, together with a perpetual, non-exclusive predial servitude to enter upon the Land for the purpose of cutting and removing the Existing Timber; and (b) a perpetual, non-exclusive predial servitude for ingress and egress over and across all roads and logging paths now existing or hereafter constructed on the Land for the limited purpose of providing vehicular and pedestrian access to and from any and all other lands now or hereafter owned by Seller in Allen, Beauregard, Calcasieu and Jefferson Davis Parishes, Louisiana ("Seller's Other Lands") to and from public roads. The rights afforded by these predial servitudes are sometimes referred to for convenience as the "Seller's Servitudes". The Seller's Servitudes may be exercised by the then current owner or owners of Seller's Other Lands, who shall also be entitled to permit its or their lessees, licensees and invitees, including parties to Timber Agreements, to use the rights afforded by the Seller's Servitudes.

         Seller hereby grants Purchaser, for the benefit of those portions of the Land that are described on Exhibit C attached hereto and incorporated herein by reference ("Purchaser's Benefitted Land"), a perpetual, non-exclusive predial servitude for ingress and egress over and across all roads and logging paths now existing or hereafter constructed on those portions of Seller's Other Lands that adjoin Purchaser's Benefitted Land ("Seller's Burdened Land"), for the limited purpose of providing vehicular and pedestrian access to and from Purchaser's Benefitted Land to and from public roads. The rights afforded by this predial servitude are sometimes referred to for convenience as the "Purchaser's Servitudes". The Purchaser's Servitudes may be exercised by the then current owner or owners of Purchaser's Benefitted Land, who shall also be entitled to permit his, its or their lessees, licensees and invitees to use the rights afforded by the Purchaser's Servitudes.

         For purposes of this Act of Sale, the term "Other Lands Owner" shall mean the then current owner or owners, as the case may be, of Seller's Other Lands, including Seller's Burdened Land; the term "Burdened Land Owner" shall mean the then current owner or owners, as the case may be, of Seller's Burdened Land; the term "Land Owner" shall mean the then current owner or owners, as the case may be, of the Land, including Purchaser's Benefitted Land; the term "Benefitted Land Owner" shall mean the then current owner or owners, as the case may be, of Purchaser's Benefitted Land; and the term "Timber Agreements" shall mean all agreements, contracts, leases, arrangements or other contractual obligations, whether now existing or hereafter entered into, whereby the Other Lands Owner or its predecessors in interest have granted, grant or will grant to third persons the right to cut, harvest, load, chip, haul or otherwise remove any Existing Timber from the Land and all timber sales agreements, log sales agreements, purchase orders, purchase and sale agreements and other contractual obligations, whether now existing or hereafter entered into, whereby the Other Lands Owner, as seller, is or may become obligated, either directly or through any agreement, contract, arrangement or other contractual obligation with any third person, including any affiliate of the Other Lands Owner or any independent contractor, to cut, harvest, load, chip, haul or otherwise remove any Existing Timber harvested from the Land or to otherwise obtain any Existing Timber and to sell, exchange or deliver such Existing Timber to third persons.

         The Benefitted Land Owner shall be responsible and liable for, and shall repair and/or pay or reimburse the Burdened Land Owner for, and indemnify, defend and hold the Burdened Land Owner harmless against, any and all damages to the roads on Seller's Burdened Land and/or to any other portion of Seller's Burdened Land (including, without limitation, any timber or trees now or hereafter standing or growing on Seller's Burdened Land) and any injury to persons or other damage to property, in each case to the extent such damages result from the Benefitted Land Owner's acts or omissions or the acts or omissions of the Benefitted Land Owner's employees, agents, lessees, tenants or contractors. The Land Owner shall be responsible and liable for, and shall repair and/or pay or reimburse the Other Lands Owner for, any and all damages to the Existing Timber, to the extent such damages result from the Land Owner's acts or omissions or the acts or omissions of the Land Owner's employees, agents, lessees, tenants or contractors. The Other Lands Owner shall be responsible and liable for, and shall repair and/or pay or reimburse the Land Owner for, and indemnify, defend and hold the Land Owner harmless against, any and all damages to the roads on the Land used by the Other Lands Owner and/or to any other portion of the Land, and any injury to persons or other damage to property, in each case to the extent such damages result from the Other

Lands Owner's acts or omissions or the acts or omissions of the Other Lands Owner's employees, agents, lessees, tenants or contractors. Neither the Benefitted Land Owner nor the Other Lands Owner shall have the right to construct any new roads on the lands of the other without the prior written consent of the other, provided that nothing contained herein shall be construed to prevent or hinder the Other Lands Owner from gaining access to any portion of the Land on which any Existing Timber is located. The Land Owner and the Other Lands Owner shall each indemnify and hold the other harmless from and against any and all injury, loss, liability, damage, cost and expense the other party may suffer or incur as a result of claims, demands, suits, causes of action or judgments resulting from the indemnifying party's acts or omissions or the acts or omissions of the indemnifying party's employees, agents, lessees, tenants or contractors in connection with the rights and servitudes reserved or granted herein. Notwithstanding the foregoing or any other provision of this Act of Sale to the contrary, nothing contained herein shall be construed to prevent, hinder or limit the Other Lands Owner from gaining access to any part of the Land on which the Existing Timber is located, from cutting and removing the Existing Timber or from engaging in customary activities on the Land in connection with such cutting or removal, and nothing contained herein shall be construed to make the Other Lands Owner responsible or liable for any repair, payment, reimbursement or indemnification obligations with respect to such access, cutting, removal and related activities. The provisions of this paragraph shall run with the Land and Seller's Other Lands and shall be binding upon and shall inure to the benefit of the Other Lands Owner and the Land Owner and their respective heirs, successors, successors-in-title and assigns.

         Purchaser acknowledges and agrees that the conveyance of the Property hereunder is expressly subject to all matters described on Exhibit D attached hereto and incorporated herein by reference.

         Purchaser acknowledges that he has had an opportunity to fully inspect and examine the Property. Purchaser also acknowledges that the Property is being conveyed to Purchaser in an "as is - where is" condition without any warranty of fitness whatsoever.

         PURCHASER AGREES THAT THE PROPERTY IS TRANSFERRED BY SELLER ON AN "AS IS" AND "WHERE IS" BASIS, IN ITS CURRENT CONDITION, WITHOUT ANY WARRANTY WHATSOEVER ON THE PART OF SELLER. PURCHASER HEREBY EXPRESSLY WAIVES ALL WARRANTIES AS TO THE PROPERTY, WHETHER IMPLIED BY THIS OR ANY OTHER WRITING OR REPRESENTATION OR BY LAW. THIS WAIVER APPLIES TO ALL WARRANTIES OF ANY NATURE, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE. PURCHASER UNDERSTANDS THAT, UNDER ARTICLES 2520 THROUGH 2548 OF THE LOUISIANA CIVIL CODE AND OTHER PROVISIONS OF LAW, THIS SALE ORDINARILY WOULD INCLUDE A WARRANTY AGAINST CERTAIN DEFECTS IN THE PROPERTY. PURCHASER EXPRESSLY WAIVES ANY AND ALL WARRANTIES WITH RESPECT TO ALL DEFECTS, INCLUDING ANY WARRANTY AGAINST REDHIBITORY DEFECTS AND ANY CLAIM FOR DIMINUTION OF THE PURCHASE PRICE, AND INCLUDING ANY WARRANTY AS TO THE ENVIRONMENTAL CONDITION OF THE LAND, WHETHER SUCH DEFECTS ARE APPARENT OR LATENT, VISIBLE OR NOT, AND REGARDLESS OF WHETHER PURCHASER CURRENTLY IS AWARE OF ANY DEFECTS. THIS WAIVER OF

WARRANTY EXTENDS TO ALL DEFECTS, EVEN IF THE DEFECT OR DEFECTS RENDER THE PROPERTY ABSOLUTELY USELESS OR SO INCONVENIENT AND IMPERFECT THAT PURCHASER WOULD NOT HAVE PURCHASED THE PROPERTY HAD HE KNOWN OF THE DEFECT.

         Notwithstanding anything contained herein to the contrary, Seller hereby waives any and all rights under Louisiana law or otherwise to rescind the sale contemplated hereby or to assert a claim or vendor's lien against the Property.

         THIS SALE is made and accepted for and in consideration of the sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) cash, the receipt and sufficiency of which is hereby acknowledged by Seller.

         This Act of Sale may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement binding all the parties.

         Seller and Purchaser acknowledge and agree that they shall execute any documents and take any steps necessary, advisable or appropriate to give effect to this Act of Sale or to carry out the purposes of this Act of Sale.

         This Act of Sale shall be governed by and construed and interpreted in accordance with the laws of the State of Louisiana.

         Seller and Purchaser intend that this Act of Sale was effective as of December 29, 1998.

         The acts of the Notaries in the preparation and execution of this Act of Sale do not constitute the expression of any opinion as to the validity of the title of the Property, and no examination of the title to the Property has been performed by the Notaries. The Notaries are exonerated from all liability in the premises. Seller and Purchaser waive the production of mortgage and conveyance certificates and tax researches and relieve and release the undersigned Notaries of any liability in connection therewith.

         AND NOW TO THESE PRESENTS INTERVENES Joan M. Broom, an individual of the full age of majority, residing in the County of Merrimack, State of New Hampshire, with a mailing address of 339 Route 103A, New London, New Hampshire 03257, and whose Social Security Number is ###-##-####, who declared that she has been married but once and then to C. Edward Broom, from whom she has never been divorced or judicially separated and with whom she is presently living and residing, that she is appearing herein to concur that Purchaser has acquired the property herein described for his separate estate with separate and paraphernal funds under his administration, and to hereby acknowledge that the said property shall be the separate and paraphernal property of Purchaser. Intervenor does hereby declare that she is separate in property with Purchaser, that no community of acquets and gains exists between them, and that she has no intention of changing her residence or domicile to the State of Louisiana.

                  THUS DONE AND SIGNED on the ___ day of April, 1999 (but effective as of December 29, 1998), in New London, New Hampshire, in the presence of the undersigned Notary Public, and in the presence of the undersigned competent witnesses, after due reading of the whole.

WITNESSES:                          SELLER:

[Witness]                           Strategic Timber Partners, LP, a Delaware
-------------------------           limited partnership
[Witness]
-------------------------           By: Strategic Timber Operating Co., a
                                        Delaware corporation, its sole
                                        general partner


                                        By: /s/ Joseph E. Rendini
                                           -----------------------------------
                                           Joseph E. Rendini
                                           Vice President

                                 --------------

                                    Notary Public

                                    My Commission Expires:
                                                          ----------------

                                    [NOTARY SEAL]

                  THUS DONE AND SIGNED on the day of April, 1999 (but effective as of December 29, 1998), in New London, New Hampshire, in the presence of the undersigned Notary Public, and in the presence of the undersigned competent witnesses after due reading of the whole.

WITNESSES:                               PURCHASER:

  [Witness]                              /s/ C. Edward Broom
--------------------------               --------------------------------
                                         C. Edward Broom

  [Witness]
--------------------------

                             /s/ Linda L. Miller
                             ----------------------
                             Notary Public

                             My Commission Expires:  6/22/99
                                                   ----------------
                             [NOTARY SEAL]






                  THUS DONE AND SIGNED on the day of April, 1999 (but effective as of December 29, 1998), in New London, New Hampshire, in the presence of the undersigned Notary Public, and in the presence of the undersigned competent witnesses after due reading of the whole.

WITNESSES:                               INTERVENOR:

  [Witness]                              /s/ Joan M. Broom
----------------------------             -----------------------------------
                                         Joan M. Broom
  [Witness]
----------------------------

                            /s/ Linda L. Miller
                            ------------------------
                            Notary Public

                            My Commission Expires:  6/22/99
                                                  --------------------

                           [NOTARY SEAL]

                                    EXHIBIT A

                           SECRETARY'S CERTIFICATE OF
                         STRATEGIC TIMBER OPERATING CO.

         I HEREBY CERTIFY that I am the duly elected and authorized Secretary of Strategic Timber Operating Co. (the "Corporation").

         I HEREBY FURTHER CERTIFY that the Corporation is the sole general partner of STRATEGIC TIMBER PARTNERS, LP, a Delaware limited partnership (the "Partnership")

         I HEREBY FURTHER CERTIFY that the following resolutions were duly adopted by the unanimous consent of all of the Corporation's directors as of December 29, 1998:

         RESOLVED, that the form of, and each of the terms and provisions contained in that certain Contract for the Purchase and Sale of Property, dated December 29, 1998, as amended by Agreement Supplementing Contract for the Purchase and Sale of Property, dated as of December 29, 1998, and by Amendment to Contract for the Purchase and Sale of Property, dated as of December 29, 1998 (the "Contract"), between C. Edward Broom and Strategic Timber Partners, L.P., a Delaware limited partnership (the "Partnership"), in which the Corporation is the sole general partner, are hereby in each and every respect authorized and approved; and the sale transaction to be effected pursuant to and in substantial accordance with the terms of the Contract is hereby in each and every respect authorized and approved; and

         FURTHER RESOLVED, that any one officer of the Corporation be hereby authorized and directed, on behalf of the Corporation as the sole general partner of the Partnership, to execute and deliver, or cause to be executed and delivered, such deeds, assignments, affidavits, settlement statements, notices, requests, releases, demands, directions, consents, approvals, orders, waivers, acceptances, appointments, applications, certificates, agreements, undertakings, indemnifications, supplements, amendments, further assurances or other instruments or communications as may be necessary or advisable in order to consummate the sale transaction contemplated above and to otherwise carry into effect the intent of the foregoing resolutions or to comply with the requirements of the instruments approved or authorized by the foregoing resolutions; and

         FURTHER RESOLVED, that any and all actions which have heretofore been taken by any one officer of the Corporation, in its capacity as sole general partner of the Partnership, in connection with the foregoing resolutions or the matters approved thereby are hereby ratified, approved and confirmed.

                                  * * * * * *

         I HEREBY FURTHER CERTIFY that the foregoing resolutions have continued in full force and effect and have not been rescinded, modified or amended and that the resolutions are not in conflict with the Articles of Incorporation and Bylaws of the Corporation.

Dated this 7th day of April, 1999.          /s/ Joseph E. Rendini
                                            ---------------------------------
                                            Secretary

                                    EXHIBIT B

                               DESCRIPTION OF LAND


A.       ALLEN PARISH

TOWNSHIP          RANGE      SECTION     DESCRIPTION                                                      ACRES
--------          -----      -------     -----------                                                      -----


4S                3W         31          W/2 OF NW/4                                                       80

4S                4W         36          N/2 OF NE/4 OF SW/4, W/2 OF NE/4                                 100

4S                4W         36          N/2 OF NW/4 OF SE/4, SE/4 OF NW/4                                 60

4S                4W         36          E/2 OF NE/4 OF NW/4                                               20

4S                4W         33          E/2 OF SE/4 OF SE/4                                               20

4S                4W         34          S/2, less 2 acres sold to Mayo Benoit in E/2 of SW/4 and less    300
                                         that part lying East of abandoned road to Oakdale in S/2 of
                                         SE/4, 1 acre from Coleman Darbonne in NE/4 of SW/4 Pur 2/90

5S                3W         29          SW/4                                                             160

5S                4W         3           W/2 OF NW/4 less 1 acre sold to C.J. Darbonne, NW/4 OF SW/4      119

5S                4W         4           E/2                                                              320

5S                4W         30          W/2, W/2 OF E/2 OF NE/4                                          360

5S                4W         30          W/2 OF NE/4, W/2 OF NE/4 OF SE/4                                 100

5S                4W         30          NW/4 OF SE/4                                                      40

5S                4W         31          SW/4 OF NW/4, SE/4 OF SW/4                                        80

5S                4W         31          S/2 OF NE/4 OF SW/4                                               20

5S                4W         31          W/2 OF SW/4 OF SE/4                                               20

5S                4W         19          S/2 OF SW/4 South of SR #1151                                     40

6S                3W         28          W/2 OF SW/4 OF NW/4                                               20

6S                3W         18          S/2 OF S/2                                                       160

6S                3W         19          S/2 OF SE/4                                                       80

6S                3W         22          SE/4, W/2 OF NE/4, S/2 OF SE/4 OF SW/4                           260


6S                4W         13          SE/4 OF SE/4, W/2 OF SE/4, SE/4 OF NW/4                          160

6S                4W         13          NE/4 OF SW/4, E/2 OF NW/4 OF SW/4                                 60

6S                4W         13          E/2 OF SW/4 OF NW/4, SW/4 OF NE/4 OF NW/4                         30

6S                4W         24          E/2 OF NE/4                                                       80

6S                4W         2           W/2 OF NW/4                                                       80

6S                4W         3           SE/4 OF NE/4, S/2 OF SW/4, N/2 OF SE/4                           200

6S                4W         3           W/2 OF SW/4 OF SE/4, NE/4 OF SW/4 OF SE/4                         30

6S                4W         10          N/2 OF NW/4, SE/4 OF NW/4, SW/4 OF NE/4                          160

6S                4W         10          W/2 OF NW/4 OF NE/4, W/2 OF SE/4                                 100

6S                4W         10          SW/4, SE/4 OF NW/4 OF NE/4                                       170

6S                4W         15          NW/4 OF SE/4, W/2 OF NE/4                                        120

6S                4W         15          N/2 OF NW/4, N/2 OF SE/4 OF NW/4                                 100

6S                4W         16          NW/4, N/2 OF NE/4 OF SW/4                                        180

6S                5W         1           W/2 OF E/2                                                       160

6S                5W         1           E/2 OF W/2 East of Parish Road                                   100

6S                5W         24          N/2 OF N/2, SE/4 OF NE/4 lying east of Highway 165               199

7S                6W         2           S/2 OF SE/4 South of LA #383                                      10

7S                6W         11          NE/4, W/2 OF E/2 OF SE/4                                         200

7S                6W         11          NW/4 OF SE/4                                                      40

7S                6W         14          SW/4, S/2 OF NW/4                                                240

7S                6W         14          E/2 OF SE/4, SW/4 OF NE/4                                        120

7S                6W         15          SE/4, E/2 OF SW/4 less 14 acres sold to J.T. Nevils              226

B.       BEAUREGARD PARISH


6S                8W         19          W/2 OF NW/4 less Highway R/W (6.935 acres) on west side           73

6S                8W         19          N/2 OF SW/4 OF SW/4 less 2 acres sold in NW corner of SW/4 of     18
                                         SW/4 to Beauregard Electric 5/95


7S                8W         33          SE/4 OF NE/4, N/2 OF SE/4                                        120

7S                8W         34          E/2 OF NE/4, N/2 OF SE/4                                         160

7S                9W         33          W/2 OF NE/4 OF SE/4                                               20

C.       CALCASIEU PARISH

8S                9W         4           NW/4                                                             160

D.       JEFFERSON DAVIS PARISH


7S                6W         20          S/2 OF NE/4 OF NE/4, SE/4 OF SE/4                                 60

7S                6W         20          E/2 OF SW/4 OF NE/4, SE/4 OF NE/4                                 60

7S                6W         20          E/2 OF NE/4 OF SE/4                                               20

7S                6W         21          SE/4, N/2 OF SW/4, SW/4 OF NW/4                                  280

7S                6W         22          E/2 OF NE/4, NW/4 OF NE/4                                        120

7S                6W         23          N/2 OF NW/4                                                       80

8S                6W         27          S/2 OF SE/4                                                       80

8S                6W         27          SE/4 OF NE/4                                                      40

8S                6W         26          N/2 OF NW/4, NW/4 OF NE/4                                        120

9S                6W         28          NE/4 OF NW/4 less 13.795 acres to LA Department of Highways,      66
                                         NW/4 OF NE/4


                                                                   TOTAL ACRES               6,601.00

                                    EXHIBIT C


                   DESCRIPTION OF PURCHASER'S BENEFITTED LAND




ALLEN PARISH

Township          Range              Section         Description                                  Acres
--------          ------             -------         -----------                                  -----

    4S             4W                  36            N/2 of NE/4 of SW/4, W/2 of NE/4              100
    4S             4W                  36            N/2 of NW/4 of SE/4, SE/4 of NW/4              60
    4S             4W                  36            E/2 of NE/4 of NW/4`                           20
    5S             4W                  31            SW/4 of NW/4                                   40
    6S             3W                  28            W/2 of SW/4 of NW/4                            20
                                                                                                  ----

                                                                                         TOTAL     240

                                    EXHIBIT D


                             PERMITTED ENCUMBRANCES


1.       Ad valorem taxes not yet due and payable.

2. Existing land use, zoning and other governmental restrictions and requirements.

3. Rights of third persons and/or public authorities and utilities in and to that portion of the Property located within the boundaries of roads, highways, easements, servitudes and rights-of-way, whether of record, on the ground, or acquired through prescription.

4. All matters which would be revealed by an accurate survey of the Property.

5. Riparian rights of others in and to any creeks, rivers, lakes, streams or natureways located on the Property.

6.       All matters of record.

7. All title matters (recorded or unrecorded) existing as of April 27, 1998, or arising thereafter if based on acts or omissions on or prior to April 27, 1998, including, but not limited to, various reservations of mineral and other rights retained by the parties commonly referred to as the "Bel" owners and the "Quatre Parish" owners in their respective sales to Griffin Logging, Inc. on or about April 27, 1998.

8. All timber cutting contracts and agricultural, pasture, hunting, campsite and other leases and licenses affecting the Property.

9. Rights of way granted to Louisiana Department of Transportation and Development in connection with the Highway 171 expansion.